Exhibit 99.2

1 NEW SEGMENT REPORTING Quarterly Reclassification March 11, 2021

Safe Harbor / Non-GAAP Financial Disclosures

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding our business strategy, plans and objectives and our expected or contemplated future operations, results, financial condition, beliefs and intentions. In addition, any statements that refer to projections, forecasts or other characterizations or predictions of future events or circumstances, including any underlying assumptions on which such statements are expressly or implicitly based, are forward-looking statements. The words "anticipate", "believe", "continue", "can", "could", "estimate", "expect", "intend", "may", "might", "plan", "possible", "potential", "predict", "project", "scheduled", "seek", "should", "will", "would" and similar expressions, among others, and negative expressions including such words, may identify forward-looking statements. These forward-looking statements reflect our current expectations about our future results, performance, liquidity, financial condition, prospects and opportunities, and are based upon information currently available to us, our interpretation of what we believe to be significant factors affecting our business and many assumptions regarding future events. Actual results, performance, liquidity, financial condition, prospects and opportunities could differ materially from those expressed in, or implied by, our forward-looking statements. This could occur as a result of various risks and uncertainties, including the following: our ability to compete effectively in our industries; the effect of evolving technology on our business; our ability to renew long-term contracts and retain customers, and secure new contracts and customers; our ability to maintain relationships with suppliers; our ability to protect our intellectual property; government regulation of our industries; income trends with respect to B2/B3 gaming machines in the United Kingdom ("UK") following a substantial reduction of maximum permitted bets, which came into effect on April 1, 2019; our ability to attract and retain key members of our management team; our need for working capital; our ability to secure capital for growth and expansion; changing consumer, technology and other trends in our industries; our ability to successfully operate across multiple jurisdictions and markets around the world; changes in local, regional and global economic and political conditions; our ability to effectively integrate the operations of businesses we acquire, and to grow and expand such operations, the potential effect of the Coronavirus pandemic, and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2019, our Quarterly Report on Form 10-Q for the period ended September 30, 2020 and our other filings with the SEC. In light of these risks and uncertainties, there can be no assurance that any matters covered by our forward-looking statements will develop as predicted, expected or implied. Readers should not place undue reliance on any forward-looking statements. Except as expressly required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason. We advise you to carefully review the reports and documents we file from time to time with the SEC.

Financial Information and Non-GAAP Financial Measures

All years represented in this presentation are fiscal years unless otherwise indicated. For 2019, presentation is shown on a calendar year basis to conform to our current fiscal year ending December 31, which was changed from September 30 commencing in 2019. All information presented for quarterly periods is unaudited. We were formed in Delaware on May 30, 2014 under the name Hydra Industries Acquisition Corp. ("Hydra") as a "blank check company" for the purpose of acquiring one or more operating businesses or assets. On December 23, 2016, we consummated our initial business combination by acquiring the Inspired Gaming Group. Such acquisition and related transactions are referred to collectively as the "Business Combination" or the "Merger". We changed our name from Hydra Industries Acquisition Corp. to Inspired Entertainment, Inc. upon consummation of the Business Combination.

This presentation contains certain financial measures that have not been prepared in accordance with United States generally accepted accounting principles ("non-GAAP"). A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts that are different than the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles ("GAAP") in the statements of income, balance sheets or statements of cash flow of the company. These measures are presented as supplemental disclosures because we use such measures to analyze our operating performance and because certain of the measures are widely used measures of performance in our industry. See the Appendix for a reconciliation of our non-GAAP financial measures to the most comparable GAAP measures. EBITDA is defined as earnings before interest expense, provision for income taxes and depreciation and amortization. Adjusted EBITDA adjusts EBITDA to remove the effects of certain stock-based compensation charges, certain changes related to legacy portions of the business and items considered outside the normal course of business, including restructuring costs, merger and acquisition costs and gains or losses not in the ordinary course of business. Adjusted Revenue (also Revenue Excluding Nil Margin Hardware Sales) is defined as revenue excluding for hardware sales that are sold at nil margin with the intention of securing longer term recurring revenue streams. The disclosure of EBITDA, Adjusted EBITDA, Adjusted Revenue and other non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. Such non-GAAP financial measures should be considered in addition to, and not in isolation from, as a substitute for, or superior to, net income, operating income, cash flows, revenue, and other measures of financial performance prepared in accordance with GAAP. Our results are translated from the British pound (GBP), our functional currency, into US dollars (USD), our reporting currency. In order to isolate the effect of translation exchange rate differences between periods, we also present results on a Constant Currency basis, which is a non-GAAP financial measure that assumes a constant translation exchange rate between periods. The currency impact has been calculated as the current period GBP:USD rate less the equivalent average rate in the prior period, multiplied by the current period amount in the functional currency (GBP). The remaining difference, referred to as constant currency, is calculated as the difference in the functional currency, multiplied by the prior period average GBP:USD rate, as a proxy for constant currency movement. Certain of the trademarks used herein are trademarks of third parties.

INSPIRED
ESSENTIAL ENTERTAINMENT

2

New Segment Reporting from October 1, 2020 • T he Company has completed the process of changing its internal structure, which has been ongoing since the NTG Acquisition, and as a result has changed the composition of its operating segments . • The previous segments were : Gaming, Virtual Sports and Acquired Businesses • The new segments are : Gaming, Virtual Sports, Interactive and Leisure • The Company believes this method of segment reporting reflects both the way its business segments are now managed and the way the performance of each segment is now evaluated . • As part of this exercise, certain items of Revenue, Cost of Sales and Selling and Administrative Expenses have been recharacterized to ensure consistency with similar items across the Group. The revenue recharacterizations are to ensure spares and similar items are reflected with other items of hardware (Product Sales). • There is no change to the reported revenue or profit in any period, only movements between segments . • This document provides comparative reclassified segment data on revenue, operating income, Adjusted EBITDA and key performance indicators for the relevant 2019 and 2020 reported results to reflect the adoption of this new segment reporting structure . 3

New Segments Retail and Online Virtual Sports Slot and table game offerings from our Gaming segment as well as interactive - only content via our remote gaming servers Digital and analog gaming and amusement machines located in UK pubs, bowling alleys, motorway service areas, bingo halls and leisure parks SEGMENT COMPONENTS % OF 2020 REVENUE Gaming machines located in UK licensed betting offices, casinos, gaming halls and high - street adult gaming centers 4

Quarterly Segment Revenue Breakdown

Unaudited, $ in millions

Q4 2019

	As reported	Impact from Reclassification	Reclassified Segments	
Gaming	$ 25.0	8.2	$ 33.2	Gaming
Virtual Sports	9.5	(1.0)	8.5	Virtual Sports
	-	2.1	2.1	Interactive
Acq Businesses	32.9	(10.3)	22.6	Leisure
Eliminations	(1.0)	1.0	-	
Consolidated Inspired	$ **66.4**	-	$ **66.4**	**Consolidated Inspired**

Q1 2020

	As reported	Impact from Reclassification	Reclassified Segments	
Gaming	$ 16.7	$ 8.2	$ 24.9	Gaming
Virtual Sports	9.0	(1.2)	7.8	Virtual Sports
	-	2.1	2.1	Interactive
Acq Businesses	27.4	(9.9)	17.5	Leisure
Eliminations	(0.8)	0.8	-	
Consolidated Inspired	$ **52.3**	-	$ **52.3**	**Consolidated Inspired**

Q2 2020

	As reported	Impact from Reclassification	Reclassified Segments	
Gaming	$ 4.0	$ 0.2	$ 4.2	Gaming
Virtual Sports	9.8	(2.2)	7.6	Virtual Sports
	-	3.4	3.4	Interactive
Acq Businesses	1.8	(1.4)	0.4	Leisure
Eliminations	-	-	-	
Consolidated Inspired	$ **15.6**	-	$ **15.6**	**Consolidated Inspired**

Q3 2020

	As reported	Impact from Reclassification	Reclassified Segments	
Gaming	$ 25.5	$ 5.4	$ 30.9	Gaming
Virtual Sports	10.9	(2.6)	8.3	Virtual Sports
	-	3.5	3.5	Interactive
Acq Businesses	24.3	(6.9)	17.4	Leisure
Eliminations	(0.6)	0.6	-	
Consolidated Inspired	$ **60.1**	-	$ **60.1**	**Consolidated Inspired**

Note: Q4 2020 Revenue, Costs and Operating Income were reported under the new method of segment reporting.
Financials are not pro forma for the NTG acquisition. Exchange rate in the table is calculated by dividing the USD service revenue by the GBP service revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

5

Quarterly Revenue and Cost Breakdown

Unaudited, $ in millions

Q4 2019

	As reported	Impact from Reclassification	Reclassified Segments	
Service Revenue	$ 54.7	$ (0.4)	$ 54.3	Service Revenue
Hardware Revenue	11.7	0.4	12.1	Product Revenue
Cost of Service	(8.1)	(2.0)	(10.1)	Cost of Service
Cost of Hardware	(7.7)	(0.3)	(8.0)	Cost of Product
SG&A	(33.6)	2.3	(31.3)	SG&A
Total	**$ 17.0**	-	**$ 17.0**	**Total**

Q1 2020

	As reported	Impact from Reclassification	Reclassified Segments	
Service Revenue	$ 43.2	$ (0.4)	$ 42.8	Service Revenue
Hardware Revenue	9.1	0.4	9.5	Product Revenue
Cost of Service	(6.6)	(1.8)	(8.4)	Cost of Service
Cost of Hardware	(7.0)	0.8	(6.2)	Cost of Product
SG&A	(29.1)	1.0	(28.0)	SG&A
Total	**$ 9.6**	-	**$ 9.6**	**Total**

Q2 2020

	As reported	Impact from Reclassification	Reclassified Segments	
Service Revenue	$ 15.2	$ 0.1	$ 15.3	Service Revenue
Hardware Revenue	0.4	(0.1)	0.3	Product Revenue
Cost of Service	(3.1)	0.6	(2.5)	Cost of Service
Cost of Hardware	(0.3)	-	(0.3)	Cost of Product
SG&A	(10.6)	(0.6)	(11.2)	SG&A
Total	**$ 1.6**	-	**$ 1.6**	**Total**

Q3 2020

	As reported	Impact from Reclassification	Reclassified Segments	
Service Revenue	$ 56.4	$ (0.8)	$ 55.6	Service Revenue
Hardware Revenue	3.7	0.8	4.5	Product Revenue
Cost of Service	(11.2)	0.4	(10.8)	Cost of Service
Cost of Hardware	(2.5)	(0.8)	(3.3)	Cost of Product
SG&A	(21.9)	0.4	(21.5)	SG&A
Total	**$ 24.5**	-	**$ 24.5**	**Total**

Note: Q4 2020 Revenue, Costs and Operating Income were reported under the new method of segment reporting.
Financials are not pro forma for the NTG acquisition. Exchange rate in the table is calculated by dividing the USD service revenue by the GBP service revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

6

Quarterly Segment Operating Income Breakdown

Unaudited, $ in millions

Q4 2019	As reported	Impact from Reclassification	Reclassified Segments	
Gaming	$ 3.0	$ (1.4)	$ 1.6	Gaming
Virtual Sports	4.6	0.8	5.4	Virtual Sports
	-	-	-	Interactive
Acq Businesses	(0.4)	2.0	1.6	Leisure
Eliminations	-	-	-	
Corporate	(9.3)	(1.4)	(10.7)	Corporate
Consolidated Inspired	**$ (2.1)**	-	**$ (2.1)**	**Consolidated Inspired**

Q1 2020	As reported	Impact from Reclassification	Reclassified Segments	
Gaming	$ (0.1)	$ (1.1)	$ (1.2)	Gaming
Virtual Sports	4.9	0.1	5.0	Virtual Sports
	-	0.1	0.1	Interactive
Acq Business	(2.2)	1.2	(1.0)	Leisure
Eliminations	(0.2)	0.2	-	
Corporate	(9.6)	(0.5)	(10.1)	Corporate
Consolidated Inspired	**$ (7.2)**	-	**$ (7.2)**	**Consolidated Inspired**

Q2 2020	As reported	Impact from Reclassification	Reclassified Segments	
Gaming	$ (5.4)	$ (1.7)	$ (7.1)	Gaming
Virtual Sports	6.0	(0.9)	5.1	Virtual Sports
	-	1.7	1.7	Interactive
Acq Business	(8.3)	1.3	(7.0)	Leisure
Eliminations	-	-	-	
Corporate	(6.2)	(0.4)	(6.6)	Corporate
Consolidated Inspired	**$ (13.9)**	-	**$ (13.9)**	**Consolidated Inspired**

Q3 2020	As reported	Impact from Reclassification	Reclassified Segments	
Gaming	$ 9.5	$ 0.1	$ 9.6	Gaming
Virtual Sports	6.6	(0.9)	5.7	Virtual Sports
	-	1.6	1.6	Interactive
Acq Business	(1.8)	(0.3)	(2.1)	Leisure
Eliminations	-	-	-	
Corporate	(6.1)	(0.5)	(6.6)	Corporate
Consolidated Inspired	**$ 8.2**	-	**$ 8.2**	**Consolidated Inspired**

Note: Q4 2020 Revenue and Operating Income were reported under the new method of segment reporting.
Financials are not pro forma for the NTG acquisition. Exchange rate in the table is calculated by dividing the USD service revenue by the GBP service revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

7

Quarterly Segment Adjusted EBITDA Unaudited, $ in millions Reconciliation to US GAAP shown in appendix Note: The Company is introducing Adjusted EBITDA by segment. There is no change to the reported Total Adjusted EBITDA. Resul ts are not pro forma for the NTG acquisition. 8 Q4 2019 FY 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 FY 2020 Gaming $ 10.5 $ 32.8 $ 6.3 $ - $ 16.4 $ 35.2 $ 57.9 Virtual Sports 6.6 25.2 5.9 6.1 6.8 6.3 25.1 Interactive 0.8 0.1 0.7 2.4 2.2 2.1 7.5 Leisure 5.5 6.2 2.4 (2.6) 3.3 (1.8) 1.3 Corporate (5.7) (15.3) (5.2) (3.8) (3.7) (6.9) (19.7) Consolidated Adjusted EBITDA $ 17.7 $ 49.0 $ 10.1 $ 2.1 $ 25.0 $ 34.9 $ 72.1

Appendix 9

Segment Performance – FY 2020 Unaudited , ($ in millions) Gaming Virtual Sports Interactive Leisure Corporate Total Revenue: Service $ 92.2 $ 32.4 $ 13.3 $ 40.8 $ — $ 178.7 Product 18.3 — — 2.8 — 21.1 Total revenue 110.5 32.4 13.3 43.6 — 199.8 Cost of sales, excluding depreciation and amortization: Cost of service (15.7) (2.9) (1.9) (9.6) — (30.1) Cost of product (12.4) — — (2.0) — (14.4) Selling, general and administrative expenses (24.5) (4.4) (3.9) (30.8) (21.2) (84.8) Stock - based compensation expense (0.8) (0.4) (0.3) (0.1) (3.2) (4.8) Acquisition and integration related transaction expenses — — — — (7.0) (7.0) Depreciation and amortization (27.6) (3.7) (2.3) (16.9) (1.8) (52.3) Segment operating income (loss) 29.5 21.0 4.9 (15.8) (33.2) 6.4 Net operating income (loss) $ 6.4 Three Months Ended December 31, 2020 Note: Results are not pro forma for the NTG acquisition. Exchange rate in the table is calculated by dividing the USD service revenue by the GBP service revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions. 10

Segment Performance – Q4 2020 Unaudited , ($ in millions) Gaming Virtual Sports Interactive Leisure Corporate Total Revenue: Service $ 44.3 $ 8.7 $ 4.2 $ 7.7 $ — $ 64.9 Product 6.2 — — 0.6 — 6.8 Total revenue 50.5 8.7 4.2 8.3 — 71.7 Cost of sales, excluding depreciation and amortization: Cost of service (4.7) (0.7) (0.8) (2.1) — (8.3) Cost of product (4.0) — — (0.5) — (4.5) Selling, general and administrative expenses (6.7) (1.7) (1.3) (7.5) (6.9) (24.1) Stock - based compensation expense (0.3) (0.1) (0.1) (0.1) (1.1) (1.7) Acquisition and integration related transaction expenses — — — — (1.4) (1.4) Depreciation and amortization (6.6) (1.1) (0.6) (3.7) (0.4) (12.4) Segment operating income (loss) 28.3 5.1 1.4 (5.6) (9.9) 19.3 Net operating income (loss) $ 19.3 Three Months Ended December 31, 2020 Note: Results are not pro forma for the NTG acquisition. Exchange rate in the table is calculated by dividing the USD service revenue by the GBP service revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions. 11

Segment Performance – Q3 2020

Three Months Ended September 30, 2020						
Unaudited, ($ in millions)	**Gaming**	**Virtual Sports**	**Interactive**	**Leisure**	**Corporate**	**Total**
Revenue:						
Service	$ 27.2	$ 8.3	$ 3.5	$ 16.6	$ —	$ 55.6
Product	3.7	—	—	0.8	—	4.5
Total revenue	30.9	8.3	3.5	17.4	—	60.1
Cost of sales, excluding depreciation and amortization:						
Cost of service	(5.8)	(0.7)	(0.4)	(3.9)	—	(10.8)
Cost of product	(2.7)	—	—	(0.6)	—	(3.3)
Selling, general and administrative expenses	(6.0)	(0.8)	(0.9)	(9.6)	(4.2)	(21.5)
Stock-based compensation expense	(0.2)	(0.1)	(0.1)	—	(0.7)	(1.1)
Acquisition and integration related transaction expenses	—	—	—	—	(1.2)	(1.2)
Depreciation and amortization	(6.6)	(1.0)	(0.5)	(5.4)	(0.5)	(14.0)
Segment operating income (loss)	9.6	5.7	1.6	(2.1)	(6.6)	8.2
Net operating income (loss)						$ 8.2

Note: Results are not pro forma for the NTG acquisition.
Exchange rate in the table is calculated by dividing the USD service revenue by the GBP service revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

INSPIRED
ESSENTIAL ENTERTAINMENT

12

Segment Performance – Q2 2020

Three Months Ended June 30, 2020						
Unaudited, ($ in millions)	**Gaming**	**Virtual Sports**	**Interactive**	**Leisure**	**Corporate**	**Total**
Revenue:						
Service	$ 4.1	$ 7.6	$ 3.4	$ 0.2	$ —	$ 15.3
Product	0.1	—	—	0.2	—	0.3
Total revenue	4.2	7.6	3.4	0.4	—	15.6
Cost of sales, excluding depreciation and amortization:						
Cost of service	(1.0)	(0.8)	(0.4)	(0.3)	—	(2.5)
Cost of product	(0.2)	—	—	(0.1)	—	(0.3)
Selling, general and administrative expenses	(3.0)	(0.7)	(0.6)	(2.6)	(4.3)	(11.2)
Stock-based compensation expense	(0.1)	(0.1)	(0.1)	—	(0.7)	(1.0)
Acquisition and integration related transaction expenses	—	—	—	—	(1.2)	(1.2)
Depreciation and amortization	(7.0)	(0.9)	(0.6)	(4.4)	(0.4)	(13.3)
Segment operating income (loss)	(7.1)	5.1	1.7	(7.0)	(6.6)	(13.9)
Net operating income (loss)						$ (13.9)

Note: Results are not pro forma for the NTG acquisition.
Exchange rate in the table is calculated by dividing the USD service revenue by the GBP service revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

INSPIRED
ESSENTIAL ENTERTAINMENT

13

Segment Performance – Q1 2020

Three Months Ended March 31, 2020						
Unaudited, ($ in millions)	**Gaming**	**Virtual Sports**	**Interactive**	**Leisure**	**Corporate**	**Total**
Revenue:						
Service	$ 16.6	$ 7.8	$ 2.1	$ 16.3	$ —	$ 42.8
Product	8.3	—	—	1.2	—	9.5
Total revenue	24.9	7.8	2.1	17.5	—	52.3
Cost of sales, excluding depreciation and amortization:						
Cost of service	(4.3)	(0.7)	(0.2)	(3.3)	—	(8.4)
Cost of product	(5.4)	—	—	(0.8)	—	(6.2)
Selling, general and administrative expenses	(8.9)	(1.2)	(1.2)	(11.0)	(5.7)	(28.0)
Stock-based compensation expense	(0.1)	(0.1)	—	—	(0.8)	(1.0)
Acquisition and integration related transaction expenses		—	—	—	(3.2)	(3.2)
Depreciation and amortization	(7.4)	(0.8)	(0.6)	(3.4)	(0.4)	(12.6)
Segment operating income (loss)	(1.2)	5.0	0.1	(1.0)	(10.1)	(7.2)
Net operating income (loss)						$ (7.2)

Note: Results are not pro forma for the NTG acquisition.
Exchange rate in the table is calculated by dividing the USD service revenue by the GBP service revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

INSPIRED
ESSENTIAL ENTERTAINMENT

14

Segment Performance – FY 2019 Unaudited, ($ in millions) Gaming Virtual Sports Interactive Leisure Corporate Total Revenue: Service $ 73.8 $ 33.4 $ 4.7 $ 22.6 $ — $ 134.5 Product 17.7 — — 1.2 — 18.9 Total revenue 91.5 33.4 4.7 23.8 — 153.4 Cost of sales, excluding depreciation and amortization: Cost of service (18.1) (2.6) (0.7) (4.0) — (25.4) Cost of product (12.0) — — (0.9) — (12.9) Selling, general and administrative expenses (29.7) (6.0) (4.0) (12.7) (18.0) (70.4) Stock - based compensation expense (1.0) (0.6) (0.2) (0.1) (7.1) (9.0) Acquisition and integration related transaction expenses — — — — (6.7) (6.7) Depreciation and amortization (30.4) (2.6) (2.9) (3.8) (2.3) (42.0) Segment operating income (loss) 0.3 21.6 (3.1) 2.3 (34.1) (13.0) Net operating income (loss) $ (13.0) Twelve Months Ended December 31, 2019 Note: Results are not pro forma for the NTG acquisition. Exchange rate in the table is calculated by dividing the USD service revenue by the GBP service revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions. 15

Segment Performance – Q4 2019 Unaudited, ($ in millions) Gaming Virtual Sports Interactive Leisure Corporate Total Revenue: Service $ 21.9 $ 8.5 $ 2.1 $ 21.8 $ — $ 54.3 Product 11.3 — — 0.8 — 12.1 Total revenue 33.2 8.5 2.1 22.6 — 66.4 Cost of sales, excluding depreciation and amortization: Cost of service (5.4) (0.5) (0.3) (3.9) — (10.1) Cost of product (7.4) — — (0.6) — (8.0) Selling, general and administrative expenses (9.9) (1.8) (1.0) (12.7) (5.9) (31.3) Stock - based compensation expense (0.3) (0.2) (0.1) — (1.8) (2.4) Acquisition and integration related transaction expenses — — — — (1.8) (1.8) Depreciation and amortization (8.6) (0.6) (0.7) (3.8) (1.2) (14.9) Segment operating income (loss) 1.6 5.4 — 1.7 (10.9) (2.1) Net operating income (loss) $ (2.1) Three Months Ended December 31, 2019 Note: Results are not pro forma for the NTG acquisition. Exchange rate in the table is calculated by dividing the USD service revenue by the GBP service revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions. 16

Non-GAAP Reconciliation: FY 2020 Adjusted EBITDA by Segment

Twelve Months Ended December 31, 2020						
Unaudited, ($ in millions)	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
Net gain (loss)	$ 29.5	$ 21.0	$ 4.9	$ (15.8)	$ (68.8)	$ (29.2)
Items Relating to Discontinued Activities						
Pension charges	—	—	—	—	0.6	0.6
Items outside the normal course of business:						
Costs of group restructure	—	—	—	—	0.8	0.8
Acquisition and integration related transaction expenses	—	—	—	—	7.0	7.0
Impairment on interest in equity method investee	—	—	—	—	0.7	0.7
Stock-based compensation expense	0.8	0.4	0.3	0.1	3.2	4.8
Depreciation and amortization	27.6	3.7	2.3	16.9	1.8	52.3
Total other expense (net)	—	—	—	—	34.7	34.7
Income tax	—	—	—	—	0.4	0.4
Adjusted EBITDA	$ 57.9	$ 25.1	$ 7.5	$ 1.3	$ (19.7)	$ 72.1
Adjusted EBITDA	£ 44.3	£ 19.6	£ 5.9	£ 0.9	£ (15.2)	£ 55.5
Exchange rate - $ to £						*1.29*

Please see relevant Notes to Adjusted EBITDA Tables in Inspired's annual report on Form 10-K for the fiscal year ended December 31, 2019 and in Inspired's subsequent quarterly reports on Form 10-Q and our other filings with the SEC.

INSPIRED
ESSENTIAL ENTERTAINMENT

Note: Exchange rate in the table is calculated by dividing the USD service revenue by the GBP service revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

17

Non-GAAP Reconciliation: Q4 2020 Adjusted EBITDA by Segment

Three Months Ended December 31, 2020						
Unaudited, ($ in millions)	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
Net gain (loss)	$ 28.3	$ 5.1	$ 1.4	$ (5.6)	$ (16.8)	$ 12.4
Items Relating to Discontinued Activities						
Pension charges	—	—	—	—	0.1	0.1
Items outside the normal course of business:						
Acquisition and integration related transaction expenses	—	—	—	—	1.4	1.4
Stock-based compensation expense	0.3	0.1	0.1	0.1	1.1	1.7
	—	—	—	—		
Depreciation and amortization	6.6	1.1	0.6	3.7	0.4	12.4
Total other expense (net)	—	—	—	—	6.8	6.8
Income tax	—	—	—	—	0.1	0.1
Adjusted EBITDA	**$ 35.2**	**$ 6.3**	**$ 2.1**	**$ (1.8)**	**$ (6.9)**	**$ 34.9**
Adjusted EBITDA	**£ 26.5**	**£ 4.9**	**£ 1.6**	**£ (1.3)**	**£ (5.1)**	**£ 26.6**
Exchange rate - $ to £						*1.32*

INSPIRED
ESSENTIAL ENTERTAINMENT

Please see relevant Notes to Adjusted EBITDA Tables in Inspired's annual report on Form 10-K for the fiscal year ended December 31, 2019 and in Inspired's subsequent quarterly reports on Form 10-Q and our other filings with the SEC.

Note: Exchange rate in the table is calculated by dividing the USD service revenue by the GBP service revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

18

Non-GAAP Reconciliation: Q3 2020 Adjusted EBITDA by Segment

Three Months Ended September 30, 2020						
Unaudited, ($ in millions)	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
Net gain (loss)	$ 9.6	$ 5.7	$ 1.6	$ (2.1)	$ (14.5)	$ 0.3
Items Relating to Discontinued Activities						
Pension charges	–	–	–	–	0.2	0.2
Items outside the normal course of business:						
Costs of group restructure	–	–	–	–	0.4	0.4
Acquisition and integration related transaction expenses	–	–	–	–	1.2	1.2
Stock-based compensation expense	0.2	0.1	0.1	–	0.7	1.1
Depreciation and amortization	6.6	1.0	0.5	5.4	0.5	14.0
Total other expense (net)	–	–	–	–	7.8	7.8
Income tax	–	–	–	–	–	–
Adjusted EBITDA	$ 16.4	$ 6.8	$ 2.2	$ 3.3	$ (3.7)	$ 25.0
Adjusted EBITDA	£ 12.8	£ 5.2	£ 1.7	£ 2.7	£ (2.9)	£ 19.5
Exchange rate - $ to £						*1.28*

INSPIRED
ESSENTIAL ENTERTAINMENT

Please see relevant Notes to Adjusted EBITDA Tables in Inspired's annual report on Form 10-K for the fiscal year ended December 31, 2019 and in Inspired's subsequent quarterly reports on Form 10-Q and our other filings with the SEC.

Note: Exchange rate in the table is calculated by dividing the USD service revenue by the GBP service revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

19

Non - GAAP Reconciliation: Q2 2020 Adjusted EBITDA by Segment Three Months Ended June 30, 2020 Unaudited, ($ in millions) Gaming Virtual Sports Interactive Leisure Corporate Total Net gain (loss) $ (7.2) $ 5.1 $ 1.7 $ (7.0) $ (17.2) $ (24.6) Items Relating to Discontinued Activities Pension charges — — — — 0.2 0.2 Items outside the normal course of business: — — — — Costs of group restructure 0.3 0.3 Acquisition and integration related transaction expenses — — — — 1.2 1.2 Stock - based compensation expense 0.1 0.1 0.1 — 0.7 1.0 Depreciation and amortization 7.0 0.9 0.6 4.4 0.4 13.3 Total other expense (net) — — — — 10.5 10.5 Income tax — — — — 0.1 0.1 Adjusted EBITDA $ — $ 6.1 $ 2.4 $ (2.6) $ (3.8) $ 2.1 Adjusted EBITDA £ — £ 4.9 £ 2.0 £ (2.1) £ (3.1) £ 1.7 Exchange rate - $ to £ 1.24 Please see relevant Notes to Adjusted EBITDA Tables in Inspired’s annual report on Form 10 - K for the fiscal year ended December 31, 2019 and in Inspired’s subsequent quarterly reports on Form 10 - Q and our other filings with the SEC. Note: Exchange rate in the table is calculated by dividing the USD service revenue by the GBP service revenue, therefore this co uld be slightly different from the average rate during the period depending on timing of transactions. 20

Non-GAAP Reconciliation: Q1 2020 Adjusted EBITDA by Segment

	Three Months Ended March 31, 2020					
Unaudited, ($ in millions)	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
Net gain (loss)	$ (1.2)	$ 5.0	$ 0.1	$ (1.0)	$ (20.3)	$ (17.4)
Items Relating to Discontinued Activities						
Pension charges	–	–	–	–	0.2	0.2
Items outside the normal course of business:						
Costs of group restructure	–	–	–	–	0.1	0.1
Acquisition and integration related transaction expenses	–	–	–	–	3.2	3.2
Impairment on interest in equity method investee	–	–	–	–	0.7	0.7
Stock-based compensation expense	0.1	0.1	–	–	0.8	1.0
Depreciation and amortization	7.4	0.8	0.6	3.4	0.4	12.6
Total other expense (net)	–	–	–	–	9.5	9.5
Income tax	–	–	–	–	0.2	0.2
Adjusted EBITDA	**$ 6.3**	**$ 5.9**	**$ 0.7**	**$ 2.4**	**$ (5.2)**	**$ 10.1**
Adjusted EBITDA	**£ 4.9**	**£ 4.6**	**£ 0.6**	**£ 1.8**	**£ (4.1)**	**£ 7.8**
Exchange rate - $ to £						*1.28*

INSPIRED
ESSENTIAL ENTERTAINMENT

Please see relevant Notes to Adjusted EBITDA Tables in Inspired's annual report on Form 10-K for the fiscal year ended December 31, 2019 and in Inspired's subsequent quarterly reports on Form 10-Q and our other filings with the SEC.
Note: Exchange rate in the table is calculated by dividing the USD service revenue by the GBP service revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

21

Non-GAAP Reconciliation: FY 2019 Adjusted EBITDA by Segment

Twelve Months Ended December 31, 2019						
Unaudited, ($ in millions)	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
Net gain (loss)	$ 0.3	$ 21.6	$ (3.1)	$ 2.3	$ (58.1)	$ (37.0)
Items Relating to Discontinued Activities						
Pension charges	—	—	—	—	0.6	0.6
Items outside the normal course of business:						
Costs of group restructure	1.1	—	0.1	—	2.1	3.3
Acquisition and integration related transaction expenses	—	—	—	—	6.7	6.7
Italian tax related costs relating to prior years	—	0.4	—	—	—	0.4
Stock-based compensation expense	1.0	0.6	0.2	0.1	7.1	9.0
Depreciation and amortization	30.4	2.6	2.9	3.8	2.3	42.0
Total other expense (net)	—	—	—	—	23.9	23.9
Income tax	—	—	—	—	0.1	0.1
Adjusted EBITDA	**$ 32.8**	**$ 25.2**	**$ 0.1**	**$ 6.2**	**$ (15.3)**	**$ 49.0**
Adjusted EBITDA	**£ 25.5**	**£ 19.7**	**£ 0.1**	**£ 4.8**	**£ (11.9)**	**£ 38.2**
Exchange rate - $ to £						*1.28*

INSPIRED
ESSENTIAL ENTERTAINMENT

Please see relevant Notes to Adjusted EBITDA Tables in Inspired's annual report on Form 10-K for the fiscal year ended December 31, 2019 and in Inspired's subsequent quarterly reports on Form 10-Q and our other filings with the SEC.

Note: Exchange rate in the table is calculated by dividing the USD service revenue by the GBP service revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

22

Non-GAAP Reconciliation: Q4 2019 Adjusted EBITDA by Segment

Three Months Ended December 31, 2019						
Unaudited, ($ in millions)	Gaming	Virtual Sports	Interactive	Leisure	Corporate	Total
Net gain (loss)	$ 1.6	$ 5.4	$ —	$ 1.6	$ (21.4)	$ (12.8)
Items Relating to Discontinued Activities						
Pension charges	—	—	—	—	0.2	0.2
Items outside the normal course of business:						
Costs of group restructure	—	—	—	—	0.1	0.1
Acquisition and integration related transaction expenses	—	—	—	—	1.8	1.8
Italian tax related costs relating to prior years	—	0.4	—	—	—	0.4
Stock-based compensation expense	0.3	0.2	0.1	—	1.9	2.4
Depreciation and amortization	8.6	0.6	0.7	3.8	1.2	14.9
Total other expense (net)	—	—	—	—	10.6	10.6
Income tax	—	—	—	—	—	—
Adjusted EBITDA	$ 10.5	$ 6.6	$ 0.8	$ 5.5	$ (5.7)	$ 17.7
Adjusted EBITDA	£ 8.1	£ 5.1	£ 0.6	£ 4.3	£ (4.3)	£ 13.8
Exchange rate - $ to £						*1.29*

INSPIRED
ESSENTIAL ENTERTAINMENT

Please see relevant Notes to Adjusted EBITDA Tables in Inspired's annual report on Form 10-K for the fiscal year ended December 31, 2019 and in Inspired's subsequent quarterly reports on Form 10-Q and our other filings with the SEC.

Note: Exchange rate in the table is calculated by dividing the USD service revenue by the GBP service revenue, therefore this could be slightly different from the average rate during the period depending on timing of transactions.

23

Pro Forma Key Performance Indicators – Gaming

Unaudited

Gaming	Q1 2019[3]	Q2 2019[3]	Q3 2019[3]	Q4 2019	Full year[3]	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Full year
End of period installed base (# of terminals)	36,924	36,565	33,190	32,520	**32,520**	32,182	32,325	31,725	31,515	**31,515**
Total Gaming - Average installed base (# of terminals)	36,649	36,796	36,055	32,447	**35,178**	32,069	32,259	32,117	31,601	**32,069**
Participation - Average installed base (# of terminals)	34,486	34,695	34,220	30,778	**33,293**	30,311	30,392	30,188	29,661	**30,165**
Fixed Rental - Average installed base (# of terminals)	2,163	2,101	1,836	1,670	**1,885**	1,758	1,867	1,929	1,940	**1,903**
Service Only - Average installed base (# of terminals)	16,860	17,073	17,820	19,133	**17,839**	21,114	21,668	21,377	21,668	**21,015**
Customer Gross Win per unit per day [1][2]	£105.4	£73.0	£74.3	£80.5	**£83.9**	£64.5	£12.2	£70.4	£39.7	**£46.7**
Customer Net Win per unit per day [1][2]	£73.4	£51.9	£53.2	£57.3	**£59.4**	£47.7	£8.9	£51.4	£30.4	**£34.6**
Inspired Blended Participation Rate	6.3%	6.8%	6.6%	6.7%	**6.6%**	6.5%	6.6%	6.7%	6.2%	**6.5%**
Inspired Fixed Rental Revenue per Gaming Machine per week	£30.9	£36.3	£44.3	£45.0	**£38.5**	£44.1	£0.0	£37.9	£24.3	**£26.3**
Inspired Service Rental Revenue per Gaming Machine per week	£4.6	£4.4	£4.3	£4.2	**£4.4**	£3.7	£1.3	£4.5	£3.6	**£3.3**
Gaming long-term license amortization (£'m)	£1.1	£1.1	£1.2	£0.7	**£4.0**	£1.2	£1.3	£1.3	£1.3	**£5.1**
Number of Machine sales	1,910	1,221	1,812	1,419	**6,362**	580	13	363	1,271	**2,227**
Average selling price per terminal	£3,193	£3,769	£3,468	£4,655	**£3,708**	£4,994	£5,672	£6,422	£3,704	**£4,495**

Note: End of period installed base is total terminal base excluding service only
(1) Includes all gaming terminals in which the company take a participation revenue share across all territories.
(2) Includes all days of the year, including the days during which the Gaming terminals were not operating due to COVID-19 closures
(3) Results for the twelve months ended December 31, 2019 are pro forma for full year of NTG results

INSPIRED
ESSENTIAL ENTERTAINMENT

24

Pro Forma Key Performance Indicators – Virtual Sports Unaudited Q1 Q2 Q3 Q4 Full Q1 Q2 Q3 Q4 Full Virtual Sports 2019 2019 2019 2019 year 2020 2020 2020 2020 year No. of Live Customers at the end of the period 65 65 60 60 60 56 57 56 55 55 Average No. of Live Customers 64 65 60 59 62 56 58 56 56 58 Total Revenue (£'m) £ 7.0 £ 6.5 £ 6.0 £ 6.6 £ 26.1 £ 6.1 £ 6.1 £ 6.4 £ 6.6 £ 25.2 Total Virtual Sports Recurring Revenue (£'m) £ 6.4 £ 5.8 £ 5.4 £ 5.9 £ 23.5 £ 5.5 £ 5.3 £ 6.1 £ 5.3 £ 22.2 Total Revenue £'m - Retail £ 4.1 £ 4.0 £ 3.8 £ 4.2 £ 16.2 £ 3.3 £ 1.0 £ 3.2 £ 2.0 £ 9.5 Total Revenue £'m - Scheduled Online Virtuals £ 2.9 £ 2.4 £ 2.2 £ 2.4 £ 10.0 £ 2.7 £ 5.2 £ 3.2 £ 4.6 £ 15.7 25

Pro Forma Key Performance Indicators – Interactive (1) Results for the twelve months ended December 31, 2019 are pro forma for full year of NTG results. Unaudited 26 Q1 Q2 Q3 Q4 Full Q1 Q2 Q3 Q4 Full Interactive 2019 (1) 2019 (1) 2019 (1) 2019 year (1) 2020 2020 2020 2020 year No. of Live Customers at the end of the period 40 44 46 54 54 57 70 76 92 92 Average No. of Live Customers 39 44 45 53 46 55 70 75 83 80 No. of Live Games at the end of the period 151 162 165 171 171 181 189 200 208 208 Average No. of Live Games 150 159 164 169 162 176 187 198 211 196 Total Revenue (£'m) £ 1.2 £ 1.5 £ 1.4 £ 1.6 £ 5.7 £ 1.7 £ 2.8 £ 2.7 £ 3.2 £ 10.3 Revenue Per Game (£) £ 7,975 £ 9,360 £ 8,366 £ 9,728 35,262£ £ 9,514 £ 14,785 £ 13,709 £ 15,173 52,725£ Revenue Per Customer (£) £ 30,674 £ 33,894 £ 30,552 £ 31,215 124,279£ £ 30,205 £ 39,757 £ 36,291 £ 38,668 129,276£

Pro Forma Key Performance Indicators – Leisure

Unaudited

Leisure	Q1 2019[2]	Q2 2019[2]	Q3 2019[2]	Q4 2019	Full year[2]	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Full year
End of period installed base Gaming (# of terminals)	12,671	12,987	12,378	12,383	12,383	12,269	12,262	11,964	11,667	11,667
Average installed base Gaming (# of terminals)	12,612	12,898	12,649	12,403	12,641	12,276	12,267	12,101	11,688	12,083
End of period installed base Other (# of terminals)	8,889	8,384	8,437	8,368	8,368	8,235	8,224	7,719	7,193	7,193
Average installed base Other (# of terminals)	9,056	8,588	8,452	8,400	8,624	8,274	8,231	7,935	7,259	7,925
Pub Digital Gaming Machines - Average installed base (# of terminals)	4,166	4,633	5,106	5,413	4,830	5,746	5,773	5,772	5,814	5,772
Pub Analogue Gaming Machines - Average installed base (# of terminals)	4,103	3,744	3,450	3,177	3,619	2,737	2,690	2,602	2,262	2,570
MSA and Bingo Gaming Machines - Average installed base (# of terminals)[1]	3,940	4,089	3,776	3,546	3,838	3,510	3,517	3,464	3,353	3,461
Inspired Total Leisure Revenue per Gaming Machine per week (Excludes LP)	£53.9	£56.0	£57.9	£60.1	£57.0	£53.6	£0.1	£40.4	£22.5	£29.2
Inspired Pub Digital Revenue per Gaming Machine per week	£63.3	£65.5	£65.8	£68.5	£66.0	£60.2	£0.0	£49.2	£21.7	£32.8
Inspired Pub Analogue Revenue per Gaming Machine per week	£43.9	£43.4	£42.3	£42.8	£43.1	£38.2	£0.0	£25.3	£9.6	£18.7
Inspired MSA and Bingo Revenue per Gaming Machine per week	£57.5	£60.5	£63.8	£64.8	£61.6	£56.7	£0.2	£39.4	£33.4	£32.4
Inspired Other Revenue per Machine per week	£19.4	£20.0	£21.3	£19.8	£20.1	£18.9	£0.0	£4.3	£4.0	£6.9
Total Leisure Parks Revenue (Gaming and Non Gaming) (£'m)	£1.6	£8.2	£11.4	£4.4	£25.7	£1.6	£0.1	£5.4	£2.0	£9.1

(1) Motorway Service Area machines
(2) Results for the twelve months ended December 31, 2019 are pro forma for full year of NTG results
Note: End of period installed base Gaming is gaming machines Cat B&C only and End of period installed base Other is all other machines (excluding Service Only)

INSPIRED
ESSENTIAL ENTERTAINMENT

27

Glossary of Terms

GAMING

End of Period Installed Base is equal to the number of deployed Gaming terminals at the end of each period that have been placed on a participation or fixed rental basis. Gaming participation revenue, which comprises the majority of Gaming service revenue, is directly related to the participation terminal installed base. This does not include Service Only terminals.

Total Gaming - Average Installed Base is the average number of deployed Gaming terminals during the period split by Participation terminals and Fixed Rental terminals. Therefore, it is more closely aligned to revenue in the period. This measure is particularly useful for assessing existing customers or markets to provide comparisons of historical size and performance. This does not include Service Only terminals.

Participation - Average Installed Base is the average number of deployed Gaming terminals that generated revenue on a participation basis.

Fixed Rental - Average Installed Base is the average number of deployed Gaming terminals that generated revenue on a fixed rental basis.

Service Only - Average Installed Base is the average number of terminals that generated revenue on a service only basis.

Customer Gross Win per unit per day is the average per unit cash generated across all Gaming terminals in which the Company takes a participation revenue share across all territories in the period, defined as the difference between the amounts staked less winnings to players divided by the Average Installed Base in the period, then divided by the number of days in the period.

Customer Net Win per unit per day is Customer Gross Win per unit per day after giving effect to the deduction of gaming taxes.

Inspired Blended Participation Rate is the Company's average revenue share percentage across all participation terminals where revenue is earned on a participation basis, weighted by Customer Net Win per unit per day.

Inspired Fixed Rental Revenue per Gaming Machine per week is the Company's average fixed rental amount across all fixed rental terminals where revenue is generated on a fixed fee basis, per unit per week.

Inspired Service Rental Revenue per Gaming Machine per week is the Company's average service rental amount across all service only rental terminals where revenue is generated on a service only fixed fee basis, per unit per week.

Gaming Long term license amortization is the upfront license fee per terminal which is then spread over the life of the terminal

Participation Revenue is the product of the Participation - Average Installed Base, the Customer Net Win per unit per day, the number of days in the period, and the Inspired Blended Participation Rate.

Number of Machine sales is the number of terminals sold during the period.

Average selling price per terminal is the total revenue in GBP of the Gaming terminals sold divided by the number of Machine sales.

INSPIRED
ESSENTIAL ENTERTAINMENT
28

Glossary of Terms continued

VIRTUAL SPORTS

Total Revenue (£m) represents total revenue for the Virtual Sports segment, including recurring and upfront service revenue.
Total Revenue (£m) – Retail consists of revenue earned through players wagering at Virtual Sports venues.
Total Revenue (£m) – Scheduled Online Virtuals consists of revenue earned through players wagering on Virtual Sports online.

INTERACTIVE

No. of Live Customers at the end of the period and **Average No. of Live Customers** represent the number of customers from which there is Interactive revenue at the end of the period and the average number of customers from which there is Interactive revenue during the period, respectively.
Total Revenue (£m) represents total revenue for the Interactive segment, including recurring and upfront service revenue.

LEISURE

End of period installed base and **Average installed base Gaming Machines** represent the number of gaming machines installed (excluding Leisure park machines) that are Category B and Category C from which there is participation or rental revenue at the end of the period or as an average over the period.
End of period installed base and **Average installed base Other** represent the number of all other category machines installed (excluding Leisure park machines) from which there is participation or rental revenue at the end of the period or as an average over the period.
Revenue per machine unit per week represents the average weekly participation or rental revenue recognized during the period.

NON-GAAP FINANCIAL MEASURES

Pro Forma financial information is intended to illustrate the combined impact of the Company's Acquired Businesses by showing how the specific transaction might have affected historical financial statements had the acquisition occurred at the beginning of the acquirer's most recently completed fiscal year.
Adjusted EBITDA is defined as net loss excluding depreciation and amortization, interest expense, interest income and income tax expense, and other additional exclusions and adjustments. Such additional excluded amounts include stock-based compensation U.S. GAAP charges where the associated liability is expected to be settled in stock, and changes in the value of earnout liabilities and income and expenditure in relation to legacy portions of the business (being those portions where trading no longer occurs) including closed defined benefit pension schemes. Additional adjustments are made for items considered outside the normal course of business, including (1) restructuring costs, which include charges attributable to employee severance, management changes, restructuring, dual running costs, costs related to facility closures and integration costs, (2) merger and acquisition costs and (3) gains or losses not in the ordinary course of business. This does not include any adjustments related to COVID-19.

INSPIRED
ESSENTIAL ENTERTAINMENT

29

30